AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE N/A	PAGE OF	PAGES
			1	2
2. AMENDMENT/MODIFICATION NO Modification 0010	3. EFFECTIVE DATE See Block 16 C	4. REQUISITION/PURCHASE REQ. NO N/A	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	N/A	7. ADMINISTERED BY (If other than Item 6) CODE N/A
HHS/OS/ ASPRJAMCG 330 Independence Avenue, SW RoomG640 Washington, DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 35 E 62nd Street New York, NY 10065		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED ( SEE ITEM 11 )
		X	10A MODIFICATION OF CONTRACT/ORDER NO. HHS0100201100001C
10B. DATED (SEE ITEM 13) 05/13/2011
CODE N/A	FACILITY CODE N/A
11.THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

______The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers _____ is extended, _______ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12;ACCOUNTING AND APPROPRIATION DATA (If required) N/A
N/A

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM
(Y)	A. THIS CHANGE OR DER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN I TEM 10A.
X
B. THE ABOVE NUMBER CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor [ ] is not, [x] is required to sign this document and return ___ copies to the issuing office.
14 DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE:    This modification revises G.4 Invoice Submission.

FUNDS ALLOTED PRIOR TO MOD #0010 FUNDS ALLOTTED WITH MOD #0010 TOTAL FUNDS ALLOTED TO DATE EXPIRATION DATE: CONTRACT FUNDED THROUGH	$463,393,621.00 $ 0.00 $463,393,621.00 (Unchanged) September 24, 2020 (Unchanged) September 24, 2020 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 1OA, as heretofore changed, remains unchanged and in full force and effect

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Linda D. Luczak, Contracting Officer DHHS/ASPR/AMCG
15B. CONTRACTOR/OFFEROR ___________________________________________ (Signature of person authorized to sing)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY /s/ Linda D. Luczak (Signature of Contracting Officer)	16C. DATE SIGNED 7/1/15
NSN 7540-01-152-8070     OMB No. 0990-0115

Contract No. HHS0100201100001C Modification No. 0010	Continuation Sheet Block 14	Page 2 of 2

1. Section G.4 Invoice Submission is modified as follows: G.4. Invoice Submission
(a) The Contractor shall submit an original of contract invoices to the address shown below:

[redacted]*

(b) Invoices shall also be delivered electronically to the Contracting Officer (CO), Contract Specialist (CS), the Contracting Officer 's Representative (COR), and PSG (Payment Office) as follows:

[redacted]*

(c) The Contractor agrees to include (as a minimum) the following information on each invoice:

[redacted]*

All other terms and conditions of contract HHS0100201100001C remain unchanged.

END OF MODIFICATION 0010 TO HHS0100201100001C

*Certain material has been omitted pursuant to a request for confidential treatment. Such omitted material has been filed separately with the Securities and Exchange Commission.